Villere Equity Fund
Schedule of Investments
May 31, 2025 (Unaudited)

COMMON STOCKS - 84.2%	Shares	Value
Administrative and Support Services - 9.3%
Uber Technologies, Inc. (a)	19,850	$1,670,576
Visa, Inc. - Class A	4,730	1,727,349
		3,397,925

Ambulatory Health Care Services - 3.0%
Option Care Health, Inc. (a)	33,750	1,102,950

Beverage and Tobacco Product Manufacturing - 0.9%
PepsiCo, Inc.	2,475	325,339

Chemical Manufacturing - 6.0%
Abbott Laboratories	3,600	480,888
Colgate-Palmolive Co.	5,485	509,776
Ligand Pharmaceuticals, Inc. (a)	11,582	1,183,564
		2,174,228

Computer and Electronic Product Manufacturing - 7.1%
Microchip Technology, Inc.	5,285	306,741
ON Semiconductor Corp. (a)	17,570	738,292
Roper Technologies, Inc.	2,725	1,553,986
		2,599,019

Credit Intermediation and Related Activities - 5.9%
Euronet Worldwide, Inc. (a)(b)	12,365	1,338,882
JPMorgan Chase & Co.	3,110	821,040
		2,159,922

Food Manufacturing - 1.1%
Mondelez International, Inc. - Class A	5,690	384,018

Insurance Carriers and Related Activities - 6.0%
Palomar Holdings, Inc. (a)	9,905	1,698,410
Progressive Corp.	1,750	498,628
		2,197,038

Life Sciences Tools & Services - 0.0%(c)
OmniAb, Inc. (a)(d)	7,705	0
OmniAb, Inc. (a)(d)	7,705	0
		0

Management of Companies and Enterprises - 6.1%
First Interstate BancSystem, Inc. - Class A	15,725	426,934
On Holding AG - Class A (a)(b)	30,210	1,794,172
		2,221,106

Merchant Wholesalers, Durable Goods - 4.1%
Pool Corp. (b)	4,900	1,472,891

Mining (except Oil and Gas) - 3.3%
Freeport-McMoRan, Inc.	31,010	1,193,265

Miscellaneous Manufacturing - 6.3%
Johnson & Johnson	2,570	398,890
STERIS PLC	2,005	491,646
Stryker Corp.	3,675	1,406,202
		2,296,738

Performing Arts, Spectator Sports, and Related Industries - 2.6%
Caesars Entertainment, Inc. (a)(b)	34,780	934,886

Petroleum and Coal Products Manufacturing - 1.0%
Chevron Corp.	2,555	349,269

Professional, Scientific, and Technical Services - 3.7%
IDEXX Laboratories, Inc. (a)	2,645	1,357,837

Publishing Industries - 1.5%
Microsoft Corp.	1,140	524,810

Sporting Goods, Hobby, Musical Instrument, Book, and Miscellaneous Retailers - 4.4%
Amazon.com, Inc. (a)	7,880	1,615,479

Support Activities for Mining - 2.8%
Atlas Energy Solutions, Inc. (b)	83,430	1,013,674

Support Activities for Transportation - 3.0%
J.B. Hunt Transport Services, Inc.	7,920	1,099,692

Telecommunications - 1.2%
Verizon Communications, Inc.	10,155	446,414

Transportation Equipment Manufacturing - 1.3%
Lockheed Martin Corp.	1,000	482,380

Waste Management and Remediation Services - 1.6%
Republic Services, Inc.	2,300	591,767

Water Transportation - 2.0%
Tidewater, Inc. (a)(b)	18,575	737,613
TOTAL COMMON STOCKS (Cost $22,787,077)		30,678,260

REAL ESTATE INVESTMENT TRUSTS - COMMON - 3.0%	Shares	Value
Warehousing and Storage - 3.0%
Lineage, Inc. (b)	25,450	1,086,461
TOTAL REAL ESTATE INVESTMENT TRUSTS - COMMON (Cost $1,665,112)		1,086,461

CONVERTIBLE PREFERRED STOCKS - 1.2%	Shares	Value
Credit Intermediation and Related Activities - 1.2%
Bank of America Corp., Series L, 7.25%, Perpetual	360	417,960
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $452,144)		417,960

SHORT-TERM INVESTMENTS - 32.8%		Value
Investments Purchased with Proceeds from Securities Lending - 21.5%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.45% (e)	7,849,949	7,849,949

Money Market Funds - 11.3%	Shares
Invesco Government & Agency Portfolio - Class Institutional, 4.24% (e)	4,108,832	4,108,832
TOTAL SHORT-TERM INVESTMENTS (Cost $11,958,781)		11,958,781

TOTAL INVESTMENTS - 121.2% (Cost $36,863,114)		44,141,462
Liabilities in Excess of Other Assets - (21.2)%		(7,723,022)
TOTAL NET ASSETS - 100.0%		$36,418,440
two		–%
Percentages are stated as a percent of net assets.		–%

LLC - Limited Liability Company
PLC - Public Limited Company

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of May 31, 2025. The fair value of these securities was $7,597,064.
(c)	Represents less than 0.05% of net assets.
(d)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of May 31, 2025.

(e)	The rate shown represents the 7-day annualized effective yield as of May 31, 2025.

Summary of Fair Value Disclosure as of May 31, 2025 (Unaudited)

Villere Equity Fund (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of May 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$30,678,260	$–	$0	$30,678,260
Real Estate Investment Trusts - Common	1,086,461	–	–	1,086,461
Convertible Preferred Stocks	417,960	–	–	417,960
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	7,849,949
Money Market Funds	4,108,832	–	–	4,108,832
Total Investments	$36,291,513	$–	$0	$44,141,462

Refer to the Schedule of Investments for further disaggregation of investment categories.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period as compared to the security classifications from the prior year’s annual report.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $7,849,949 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

The following is a reconciliation of the Equity Fund's Level 3 assets for which significant unobservable inputs were used to determine fair value:
Common Stocks
Balance as of August 31, 2024	$0
Acquisitions	-
Dispositions	-
Accrued discounts/premiums	-
Realized gain (loss)	-
Change in unrealized appreciation/depreciation	-
Transfer in and/or out of Level 3	-
Balance as of May 31, 2025	$0
Change in unrealized appreciation/depreciation for Level 3 investments held at May 31, 2025	$-

Significant increases (decreases) in any of those inputs in isolation would result in a significantly higher (lower) fair value measurement. Increases in the adjustment to yield would decrease price and decreases in the adjustment to yield would increase price.

The Adviser, as the Funds' Valuation Designee, oversees valuation techniques.

Type of Security	Fair Value at 5/31/25	Valuation Techniques	Unobservable Input	Input Value(s)
Common Stock	$0.00	Issue Price	Market Data	$0.00